ADVISORY RESEARCH INTERNATIONAL SMALL CAP VALUE FUND (ADVIX)
A series of the Investment Managers Series Trust

Supplement Dated March 26, 2013
To the Prospectus Dated February 28, 2013
And
To the Summary Prospectus Dated March 4, 2013

Effective April 1, 2013, the following replaces any inconsistent information in the section titled “Fees and Expenses of the Fund” in the Fund’s Prospectus and Summary Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance and full redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution (Rule 12b-1) fees	None
Other expenses	0.61%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses1	1.62%
Fee waiver and/or expense reimbursements2	(0.37%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement1, 2	1.25%

1
The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursement do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
Effective April 1, 2013, the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund.  This agreement is in effect until February 28, 2014, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$127	$475	$846	$1,891

Please file this Supplement with your records.

2